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Bear, Stearns & Co. Inc.            BSPWR2-MN15             September 09, 2003
jpatel                              Sensitivity                    09:40AM EDT
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            Settle Date: 9/23/2003 US Treasury Curve Date: 9/9/2003
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                               Tranche: A3 (AAA)
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                                                         PREPAY
                                 .00% CPR.YMLO            CALL
                    Price              0%                 LOSS
                                     7.502              Avg. Life
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                                 4.818                  Yield
                                 99                     AL Spread
                    100.492080   6.134                  Duration
                                 80                     CF Spread
                                 39                     Swap Spread
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This information should be considered only after reading Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.